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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the incorporation by reference in Amendment No. 1 to this Registration Statement on Form S-4 of Teradyne, Inc. of our report dated January 15, 2001 relating to the financial statements and financial statement schedule, which appears in Teradyne, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.

/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
September 21, 2001